UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) APRIL 29, 2003

                            UNIVERCELL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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FLORIDA                                     001-11624                                   11-3331350
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(State of incorporation)            (Commission File Number)    (I.R.S. Employer Identification No.)
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                        1777 REISTERSTOWN ROAD, SUITE 295
                            BALTIMORE, MARYLAND 21208
           (Address of principal executive office, including zip code)

                                 (800) 765-2355
                     (Telephone number, including area code)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Registrant is filing herewith the letter furnished by Marcum & Kliegman to the Commission stating whether it agrees with the statements made under Item 4 of the Form 8-K filed by the Registrant on May 22, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K/A-1 to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNIVERCELL HOLDINGS, INC.

Date: May 27, 2003                       By: /s/ SEAN Y. FULDA
                                             -----------------
                                         Sean Y. Fulda
                                         Chief Executive Officer and President